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                       U.S. SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K


                           PURSUANT TO SECTION 13 OR 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                                    April 21, 1999


                   Date of Report (Date of earliest event reported)


                                  Vyrex Corporation
                (Exact name of registrant as specified in its charter)


       Nevada                         000-27866                  88-0271109
(State or other jurisdiction         (Commission             (I.R.S. Employer
   of incorporation)                   File No.)             Identification No.)


                 2159 Avenida de la Playa, La Jolla, California 92037 (Address of Principal executive offices) (Zip Code)


                                    (619) 454-4446
                 (Registrant's telephone number, including area code)

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                                  VYREX CORPORATION

                                        INDEX

                                                                          PAGE

Item 4.  Changes in Registrant's Certifying Accountant . . . . . . . . . .  3






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                                  VYREX CORPORATION

                ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On or about April 21, 1999, Vyrex Corporation engaged J.H. Cohn, LLP to serve as independent auditors. On or about that date, Ernst & Young, LLP was dismissed as independent auditors of Vyrex Corporation.

Ernst & Young's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles.

The board of directors of Vyrex Corporation approved the change in independent auditors.

There were no disagreements with the Company's prior independent auditors, Ernst & Young, LLP, within the two-year period ended December 31, 1998 and the interim period of January 1, 1999 through April 21, 1999, on matters of accounting principles or practices, financial statement disclosure or auditing scope of procedure.




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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        VYREX CORPORATION

DATE: April 27, 1999                    /s/ Martin Malk
                                        --------------------------------------
                                        Martin Malk as Chief Financial Officer
                                        on Behalf of the Registrant





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